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                                                                    EXHIBIT 10.2


                                J2 COMMUNICATIONS
                        10850 WILSHIRE BLVD., SUITE 1000
                          LOS ANGELES, CALIFORNIA 90024





March 5, 2001





Mr. Daniel S. Laikin
25 West 9th Street
Indianapolis, Indiana 46204

Mr. Paul J. Skjodt
9920 Towne Road
Carmel, Indiana 46032

Gentlemen:

     Pursuant to Section 13 of the Letter Agreement, dated the date hereof, among yourselves, the undersigned and James P. Jimirro, the undersigned hereby consents to your purchase of up to 67,700 shares of the undersigned's common stock, no par value.

     You are hereby reminded that the United States securities laws prohibit any person who is in possession of material, non-public information concerning an issuer from purchasing or selling securities of such issuer. You are advised to seek legal counsel prior to any purchase of the undersigned's common stock.



                                             J2 Communications


                                             By: /s/Christopher M. Trunkey
                                             ---------------------------------
                                             Name: Christopher M. Trunkey
                                             Title: VP/CFO


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